UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 09, 2022

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Armada Drive, Suite 210
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 704-4900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Palisade Bio, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 11, 2022, the record date for the Annual Meeting (the "Record Date"), 18,233,479 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

A total of 10,123,515 shares of the Company’s common stock were present at the Annual Meeting in person or by proxy, which represents approximately 55.52% of the shares of the Company’s common stock outstanding as of the Record Date.

Proposal 1. Election of Directors.

The Company’s stockholders elected the two persons listed below as Class II directors, each to serve until the Company’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Donald Williams	4,385,577	1,368,383	4,369,554
Robert J. Trenschel. D.O.	4,105,413	1,648,548	4,369,554

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of BDO USA, LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The final voting results were as follows:

Votes For	Votes Against	Abstentions
8,731,767	1,162,060	229,688

Proposal 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,765,654	1,887,697	100,609	4,369,554

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Palisade Bio, Inc.

Date:	June 10, 2022	By:	/s/ Thomas M. Hallam, Ph.D.
Thomas M. Hallam, Ph.D. Chief Executive Officer